UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04257

Deutsche DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2024

Item 1.	Reports to Stockholders.

(a)

DWS CROCI International VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS CROCI International VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$85	0.84%

Gross expense ratio as of the latest prospectus: 0.95%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 2.45% for the period ended December 31, 2024. The Fund's broad-based index, the MSCI EAFE Index, returned 3.82% for the same period, while the Fund's additional, more narrowly based index, the MSCI EAFE® Value Index, returned 5.68%.

Stock selection and sector allocation each played a role in the Fund’s underperformance relative to the MSCI EAFE® Value Index.

The weakest selection occurred in the information technology sector, primarily due to poor performance for the Netherlands-based semiconductor producer STMicroelectronics NV.* The stock trailed its industry peers due to softness in its auto and industrial end markets, together with weaker-than-expected earnings and reduced forward guidance. Infineon Technologies AG (2.5%), which was hurt by weakening electric vehicle sales and declining market share, was also a laggard in technology.

The industrials sector was another area of weakness. The stock price of the German chemicals producer Brenntag SE (0.7%) fell as profits came in below expectations due to the combination of weaker demand and intensifying pricing headwinds. The Dutch human resources consulting firm Randstad NV,* which was pressured by slower hiring trends, was a further detractor in industrials.

Outside of these two sectors, the largest detractors were the automaker Stellantis NV* and the Japanese healthcare companies Ono Pharmaceutical Co., Ltd.* and Shionogi & Co., Ltd. (4.3%).

In terms of sector allocations, an underweight in the financials sector was the leading detractor from performance. Overweights in consumer discretionary and materials also negatively affected returns. On the plus side, the Fund benefited from underweights in energy and utilities. A zero weighting in the underperforming real estate sector was an additional contributor.

Stock selection in materials contributed positively. The Swiss building materials producer Holcim AG (2.8%) gained ground on the strength of robust cash flows, growth related to the global decarbonization trend, and a recovery in its U.S. roofing business. Nitto Denko Corp. (1.6%), a Japanese maker of building products that was helped by better earnings visibility and a focus on shareholder returns, was also a top contributor in materials. Overseas-Chinese Banking Corp., Ltd. (5.3%), which topped estimates in an improving environment for the banking sector was the leading contributor in the Fund as a whole.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

* Not held at December 31, 2024.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries around the world, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Index is a broad-based index that represents the fund’s overall equity market. It replaces the MSCI EAFE® Value Index as the Fund’s broad-based index in compliance with updated regulatory requirements.

MSCI EAFE® Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI EAFE® Value Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Class A
MSCI EAFE Index
MSCI EAFE® Value Index
$20,000
$15,000
$10,000
$5,000
$0
$16,598
$15,253
$14,355
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24

	Class A	MSCI EAFE Index	MSCI EAFE® Value Index
'14	$10,000	$10,000	$10,000
'15	$9,949	$10,049	$9,972
'15	$10,636	$10,650	$10,597
'15	$10,382	$10,488	$10,389
'15	$10,853	$10,916	$10,848
'15	$11,223	$10,860	$10,743
'15	$10,628	$10,552	$10,411
'15	$10,615	$10,772	$10,592
'15	$9,809	$9,979	$9,796
'15	$9,148	$9,472	$9,185
'15	$9,624	$10,213	$9,862
'15	$9,650	$10,054	$9,617
'15	$9,452	$9,919	$9,432
'16	$9,135	$9,201	$8,664
'16	$8,883	$9,033	$8,497
'16	$9,082	$9,620	$9,057
'16	$9,021	$9,899	$9,414
'16	$9,213	$9,809	$9,265
'16	$8,712	$9,480	$8,805
'16	$9,065	$9,960	$9,267
'16	$9,168	$9,967	$9,417
'16	$9,168	$10,090	$9,509
'16	$9,110	$9,883	$9,531
'16	$9,183	$9,687	$9,472
'16	$9,522	$10,018	$9,905
'17	$9,580	$10,308	$10,149
'17	$9,963	$10,456	$10,219
'17	$10,272	$10,744	$10,505
'17	$10,632	$11,017	$10,725
'17	$10,980	$11,421	$10,973
'17	$10,917	$11,401	$11,006
'17	$10,948	$11,730	$11,375
'17	$10,996	$11,726	$11,304
'17	$11,328	$12,017	$11,652
'17	$11,549	$12,200	$11,743
'17	$11,549	$12,328	$11,848
'17	$11,613	$12,526	$12,029
'18	$12,056	$13,154	$12,679
'18	$11,502	$12,560	$12,076
'18	$11,581	$12,334	$11,785
'18	$11,619	$12,615	$12,149
'18	$11,412	$12,332	$11,622
'18	$11,204	$12,181	$11,475
'18	$11,476	$12,481	$11,804
'18	$11,268	$12,240	$11,375
'18	$11,204	$12,346	$11,610
'18	$10,421	$11,364	$10,839
'18	$10,293	$11,349	$10,779
'18	$9,941	$10,798	$10,252
'19	$10,628	$11,508	$10,938
'19	$10,884	$11,801	$11,120
'19	$10,740	$11,876	$11,063
'19	$11,084	$12,210	$11,321
'19	$10,228	$11,623	$10,666
'19	$10,804	$12,313	$11,234
'19	$10,656	$12,157	$10,981
'19	$10,310	$11,842	$10,530
'19	$10,887	$12,181	$11,038
'19	$11,414	$12,619	$11,436
'19	$11,644	$12,761	$11,482
'19	$12,106	$13,176	$11,901
'20	$11,892	$12,900	$11,471
'20	$10,936	$11,734	$10,385
'20	$8,976	$10,168	$8,545
'20	$9,728	$10,825	$9,003
'20	$10,209	$11,296	$9,276
'20	$10,637	$11,681	$9,607
'20	$10,672	$11,953	$9,626
'20	$11,169	$12,568	$10,189
'20	$10,826	$12,241	$9,721
'20	$10,277	$11,752	$9,330
'20	$11,821	$13,574	$11,097
'20	$12,422	$14,205	$11,588
'21	$12,182	$14,054	$11,498
'21	$12,508	$14,369	$12,046
'21	$13,022	$14,700	$12,451
'21	$13,253	$15,142	$12,689
'21	$13,868	$15,636	$13,128
'21	$13,552	$15,460	$12,826
'21	$13,534	$15,576	$12,795
'21	$13,604	$15,851	$12,939
'21	$13,007	$15,391	$12,702
'21	$13,183	$15,769	$12,904
'21	$12,708	$15,035	$12,128
'21	$13,569	$15,805	$12,850
'22	$13,358	$15,041	$12,984
'22	$12,936	$14,776	$12,808
'22	$12,884	$14,871	$12,893
'22	$12,016	$13,908	$12,241
'22	$12,433	$14,013	$12,542
'22	$11,126	$12,713	$11,294
'22	$11,489	$13,346	$11,529
'22	$10,818	$12,712	$11,140
'22	$9,838	$11,523	$10,141
'22	$10,491	$12,143	$10,795
'22	$11,980	$13,510	$11,982
'22	$11,780	$13,521	$12,133
'23	$12,833	$14,616	$13,070
'23	$12,560	$14,311	$12,886
'23	$12,905	$14,666	$12,853
'23	$12,942	$15,080	$13,267
'23	$12,342	$14,442	$12,553
'23	$12,961	$15,099	$13,259
'23	$13,468	$15,587	$13,861
'23	$13,055	$14,990	$13,450
'23	$12,680	$14,478	$13,336
'23	$12,173	$13,891	$12,750
'23	$13,149	$15,181	$13,760
'23	$14,012	$15,987	$14,432
'24	$13,862	$16,079	$14,423
'24	$14,124	$16,373	$14,449
'24	$14,574	$16,912	$15,079
'24	$14,084	$16,479	$14,925
'24	$14,802	$17,117	$15,513
'24	$14,006	$16,841	$15,081
'24	$14,588	$17,335	$15,788
'24	$15,073	$17,899	$16,192
'24	$15,093	$18,064	$16,422
'24	$14,491	$17,081	$15,651
'24	$14,452	$16,985	$15,530
'24	$14,355	$16,598	$15,253

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	2.45%	3.47%	3.68%
MSCI EAFE Index	3.82%	4.73%	5.20%
MSCI EAFE® Value Index	5.68%	5.09%	4.31%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	71,538,705
Number of Portfolio Holdings	60
Portfolio Turnover Rate (%)	60
Total Net Advisory Fees Paid ($)	409,575

What did the Fund invest in?

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	99%
Cash Equivalents	1%
Preferred Stocks	0%
Other Assets and Liabilities, Net	0%
Total	100%

Holdings-based data is subject to change.

Sector Allocation

Sector	% of Net Assets
Financials	25%
Health Care	21%
Consumer Discretionary	12%
Materials	11%
Industrials	9%
Communication Services	6%
Consumer Staples	5%
Information Technology	5%
Energy	3%
Utilities	2%

Geographical Diversification

Country	% of Net Assets
Japan	26%
United Kingdom	15%
Singapore	10%
Switzerland	10%
France	8%
Luxembourg	6%
Germany	4%
Denmark	4%
Sweden	4%
Spain	3%
Other	10%

Ten Largest Equity Holdings

Holdings	34.6% of Net Assets
Oversea-Chinese Banking Corp., Ltd. (Singapore)	5.3%
Shionogi & Co., Ltd. (Japan)	4.3%
ArcelorMittal SA (Luxembourg)	3.8%
Takeda Pharmaceutical Co., Ltd. (Japan)	3.4%
Volvo AB (Sweden)	3.3%
Lloyds Banking Group PLC (United Kingdom)	3.3%
HSBC Holdings PLC (United Kingdom)	2.8%
Subaru Corp. (Japan)	2.8%
Holcim AG (Switzerland)	2.8%
Otsuka Holdings Co., Ltd. (Japan)	2.8%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Investing in foreign securities, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS1cint-TSRA-A

R-104184-1 (02/25)

DWS Global Small Cap VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS Global Small Cap VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$91	0.88%

Gross expense ratio as of the latest prospectus: 1.09%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 5.76% for the period ended December 31, 2024. The Fund's broad-based index, the MSCI ACWI Index, returned 17.49% for the same period, while the Fund's additional, more narrowly based index, the S&P® Developed SmallCap Index, returned 8.64%.

Stock selection was the primary reason for the Fund’s underperformance relative to the S&P® Developed SmallCap Index. The weakest results occurred in the industrials sector, where Atkore, Inc. (1.3%) — a maker of products used in electricity infrastructure — was hurt by softer pricing conditions for one of its key products. Avis Budget Group, Inc. (0.4%) and Hillenbrand, Inc. (0.7%) also weighed on performance in the industrial sector.

Technology was another area of relative weakness for the Fund. Aixtron SE (0.8%), a German company whose technology is used in semiconductor manufacturing, was the largest detractor in both the sector and the Fund as a whole. The stock fell on expectations that slowing sales for electric vehicles would depress demand for its products. The French engineering and technology consulting company Alten SA (0.6%), which was pressured by weakness in the European economy, was a further detractor of note.

Stock selection in healthcare detracted, as well. Bridgebio Pharma, Inc. (1.1%), which lost ground due to concerns about the impact of a competitor’s drug, and Option Care Health, Inc. (0.9%), a provider of infusion services whose shares declined due to the reduced profitability of a key product, were the largest detractors.

Selection in the consumer discretionary sector contributed positively. The used car retailer Carvana Co. (1.3%) rallied on the strength of volume growth, market share gains, and rising profit margins, helping Fund performance. The thermal management company Modine Manufacturing Co. (1.6%), a beneficiary of demand from data centers, was an additional contributor in the sector.

The financials sector was another area of strength for the Fund. Jefferies Financial Group, Inc. (1.7%), which reported strong results throughout the year, was the top contributor. Synovus Financial Corp. (1.3%) also made a positive contribution. The Georgia-based financial services provider benefited as interest rate cuts by the U.S. Federal Reserve led to lower funding costs, boosting its long-term growth prospects.

Outside of these two sectors, the regional airline SkyWest, Inc. (0.4%) and the convenience store operator Casey’s General Stores, Inc. (2.0%) were top contributors.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

MSCI ACWI Index captures large and mid-cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI Index is a broad-based index that represents the fund’s overall equity market. It replaces the S&P® Developed SmallCap Index as the Fund’s broad-based index in compliance with updated regulatory requirements.

S&P® Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country.

The S&P® Developed SmallCap Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Class A
MSCI ACWI Index
S&P® Developed SmallCap Index
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$24,183
$20,730
$16,048
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24

	Class A	MSCI ACWI Index	S&P® Developed SmallCap Index
'14	$10,000	$10,000	$10,000
'15	$9,843	$9,844	$9,855
'15	$10,527	$10,392	$10,448
'15	$10,637	$10,231	$10,467
'15	$10,577	$10,528	$10,618
'15	$10,853	$10,514	$10,770
'15	$10,754	$10,266	$10,670
'15	$10,923	$10,355	$10,653
'15	$10,308	$9,646	$10,085
'15	$9,809	$9,296	$9,682
'15	$10,216	$10,026	$10,222
'15	$10,316	$9,943	$10,309
'15	$10,116	$9,764	$10,065
'16	$9,279	$9,175	$9,278
'16	$9,133	$9,112	$9,308
'16	$9,893	$9,787	$10,100
'16	$9,908	$9,931	$10,329
'16	$10,022	$9,944	$10,437
'16	$9,516	$9,884	$10,241
'16	$10,048	$10,310	$10,803
'16	$10,127	$10,344	$10,822
'16	$10,240	$10,408	$10,981
'16	$9,804	$10,231	$10,573
'16	$10,162	$10,309	$10,974
'16	$10,275	$10,531	$11,232
'17	$10,511	$10,819	$11,491
'17	$10,659	$11,123	$11,747
'17	$10,764	$11,259	$11,853
'17	$10,965	$11,434	$12,074
'17	$11,137	$11,687	$12,197
'17	$11,300	$11,740	$12,390
'17	$11,501	$12,068	$12,661
'17	$11,434	$12,114	$12,653
'17	$11,883	$12,348	$13,131
'17	$11,893	$12,605	$13,317
'17	$12,180	$12,849	$13,653
'17	$12,332	$13,056	$13,849
'18	$12,830	$13,793	$14,364
'18	$12,199	$13,213	$13,774
'18	$12,208	$12,931	$13,777
'18	$12,235	$13,054	$13,885
'18	$12,499	$13,070	$14,246
'18	$12,521	$13,000	$14,175
'18	$12,510	$13,392	$14,350
'18	$12,708	$13,497	$14,737
'18	$12,422	$13,555	$14,516
'18	$10,915	$12,540	$13,045
'18	$10,882	$12,723	$13,167
'18	$9,803	$11,827	$11,938
'19	$10,717	$12,761	$13,151
'19	$11,047	$13,102	$13,673
'19	$10,948	$13,267	$13,553
'19	$11,321	$13,715	$13,996
'19	$10,474	$12,901	$13,111
'19	$11,124	$13,746	$13,925
'19	$11,043	$13,786	$13,957
'19	$10,601	$13,459	$13,497
'19	$10,776	$13,742	$13,717
'19	$11,263	$14,119	$14,099
'19	$11,600	$14,463	$14,562
'19	$11,890	$14,973	$15,058
'20	$11,600	$14,807	$14,656
'20	$10,601	$13,611	$13,311
'20	$8,604	$11,774	$10,556
'20	$9,534	$13,035	$11,976
'20	$10,413	$13,602	$12,821
'20	$10,554	$14,036	$13,158
'20	$11,000	$14,779	$13,787
'20	$11,680	$15,683	$14,515
'20	$11,457	$15,178	$14,145
'20	$11,562	$14,809	$14,106
'20	$12,981	$16,634	$16,347
'20	$13,955	$17,406	$17,498
'21	$14,002	$17,327	$17,755
'21	$14,658	$17,729	$18,646
'21	$14,858	$18,202	$18,993
'21	$15,428	$18,998	$19,769
'21	$15,498	$19,294	$19,982
'21	$15,663	$19,548	$20,084
'21	$15,640	$19,682	$19,927
'21	$15,887	$20,175	$20,408
'21	$15,322	$19,342	$19,737
'21	$15,934	$20,329	$20,435
'21	$15,310	$19,839	$19,411
'21	$16,040	$20,633	$20,153
'22	$14,698	$19,620	$18,594
'22	$14,569	$19,113	$18,643
'22	$14,651	$19,527	$18,861
'22	$13,497	$17,964	$17,388
'22	$13,368	$17,985	$17,404
'22	$11,881	$16,469	$15,619
'22	$12,954	$17,619	$17,037
'22	$12,453	$16,970	$16,536
'22	$11,081	$15,346	$14,813
'22	$11,924	$16,272	$16,022
'22	$12,868	$17,534	$17,068
'22	$12,182	$16,844	$16,463
'23	$13,411	$18,051	$18,060
'23	$13,240	$17,534	$17,615
'23	$12,954	$18,075	$17,198
'23	$12,923	$18,334	$17,133
'23	$12,618	$18,138	$16,637
'23	$13,649	$19,191	$17,762
'23	$14,665	$19,894	$18,639
'23	$14,230	$19,338	$17,936
'23	$13,300	$18,538	$16,961
'23	$12,545	$17,981	$15,926
'23	$13,722	$19,640	$17,449
'23	$15,174	$20,584	$19,081
'24	$14,680	$20,704	$18,593
'24	$15,145	$21,593	$19,259
'24	$15,711	$22,271	$20,091
'24	$14,662	$21,536	$19,015
'24	$15,571	$22,411	$19,849
'24	$15,186	$22,910	$19,471
'24	$16,479	$23,279	$20,616
'24	$16,372	$23,870	$20,706
'24	$16,618	$24,425	$21,179
'24	$16,279	$23,877	$20,693
'24	$17,450	$24,770	$22,029
'24	$16,048	$24,183	$20,730

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	5.76%	6.18%	4.84%
MSCI ACWI Index	17.49%	10.06%	9.23%
S&P® Developed SmallCap Index	8.64%	6.60%	7.56%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	62,297,109
Number of Portfolio Holdings	127
Portfolio Turnover Rate (%)	37
Total Net Advisory Fees Paid ($)	378,312

What did the Fund invest in?

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	98%
Cash Equivalents	1%
Other Assets and Liabilities, Net	1%
Total	100%

Holdings-based data is subject to change.

Sector Allocation

Sector	% of Net Assets
Industrials	19%
Financials	15%
Information Technology	13%
Consumer Discretionary	12%
Health Care	11%
Real Estate	7%
Materials	7%
Energy	4%
Consumer Staples	4%
Communication Services	3%
Utilities	3%

Geographical Diversification

Country	% of Net Assets
United States	65%
United Kingdom	7%
Japan	6%
Canada	5%
France	2%
Australia	2%
Germany	2%
Italy	2%
Switzerland	1%
Jersey	1%
Other	5%

Ten Largest Equity Holdings

Holdings	17.0% of Net Assets
Casey's General Stores, Inc. (United States)	2.0%
SkyWest, Inc. (United States)	1.9%
Rush Enterprises, Inc. (United States)	1.9%
Jefferies Financial Group, Inc. (United States)	1.7%
TechnipFMC PLC (United Kingdom)	1.6%
SentinelOne, Inc. (United States)	1.6%
Benchmark Electronics, Inc. (United States)	1.6%
Modine Manufacturing Co. (United States)	1.6%
Buzzi SpA (Italy)	1.6%
Madison Square Garden Sports Corp. (United States)	1.5%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS1glosc-TSRA-A

R-104185-1 (02/25)

DWS Capital Growth VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS Capital Growth VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$56	0.49%

Gross expense ratio as of the latest prospectus: 0.49%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 26.62% for the period ended December 31, 2024. The Fund's broad-based index, the Russell 1000® Index, returned 24.51% for the same period, while the Fund's additional, more narrowly based index, the Russell 1000® Growth Index, returned 33.36%.

Stock selection in the information technology sector was the primary reason for the Fund’s underperformance. An underweight in the semiconductor company Broadcom, Inc. (2.1%), which surged late in the period after reporting strong results that highlighted the company’s opportunity in artificial intelligence, was the largest detractor. A position in Synopsys, Inc. (1.6%), a provider of software design tools for the semiconductor industry, lost ground on concerns about the impact of increased technology export restrictions and challenges at one of its key customers. On the plus side, the Fund benefited from overweights in NVIDIA Corp. (11.0%) and ServiceNow (1.8%).

Selection in the healthcare sector detracted, as well. Shares of Dexcom, Inc. (0.7%), a producer of continuous glucose monitoring systems, in response to a guidance cut related to poor execution of its salesforce reorganization. The Fund was also hurt by its position in Thermo Fisher Scientific, Inc. (1.5%). After performing well for most of the year, the stock slid in the fourth quarter after the company reported underwhelming results. On the other hand, Boston Scientific Corp. (1.3%) was a notable contributor.

Outside of technology and healthcare, Estee Lauder Companies, Inc.* and Lululemon Athletica, Inc. (0.5%) — both of which were hurt by slowing sales growth — were the largest detractors among stocks held in the portfolio. A zero weighting in Tesla, Inc.* detracted from relative performance, as well.

The Fund strongly outperformed in financials thanks to a position in the insurer Progressive Corp. (2.8%). The stock rallied as a favorable auto insurance environment translated to robust earnings growth. The Fund also exhibited relative strength in communication services, highlighted by Spotify Technology SA (1.3%). The company reported record profits and a rising number of users, and it announced a price increase for its premium service. In addition, shares of Netflix, Inc. (1.8%) staged an impressive rally on continued growth in subscribers and earnings.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

* Not held at December 31, 2024.

Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the US market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

The Russell 1000® Index is a broad-based index that represents the fund’s overall equity market. It replaces the Russell 1000® Growth Index as the Fund’s broad-based index in compliance with updated regulatory requirements.

Russell 1000® Growth Index measures the performance of the large cap growth segment of the US equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The Russell 1000® Growth Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

	Class A	Russell 1000® Index	Russell 1000® Growth Index
'14	$10,000	$10,000	$10,000
'15	$9,896	$9,725	$9,847
'15	$10,614	$10,287	$10,503
'15	$10,568	$10,159	$10,384
'15	$10,554	$10,231	$10,436
'15	$10,870	$10,365	$10,583
'15	$10,704	$10,171	$10,396
'15	$11,031	$10,367	$10,749
'15	$10,304	$9,743	$10,096
'15	$10,019	$9,476	$9,846
'15	$10,893	$10,243	$10,694
'15	$11,020	$10,277	$10,724
'15	$10,862	$10,092	$10,567
'16	$10,108	$9,549	$9,977
'16	$9,888	$9,545	$9,973
'16	$10,535	$10,210	$10,645
'16	$10,437	$10,266	$10,548
'16	$10,704	$10,446	$10,753
'16	$10,551	$10,469	$10,711
'16	$11,115	$10,868	$11,216
'16	$11,179	$10,882	$11,160
'16	$11,196	$10,891	$11,201
'16	$10,950	$10,679	$10,938
'16	$11,162	$11,100	$11,176
'16	$11,323	$11,308	$11,314
'17	$11,696	$11,536	$11,696
'17	$12,205	$11,982	$12,182
'17	$12,248	$11,990	$12,322
'17	$12,558	$12,116	$12,604
'17	$12,892	$12,271	$12,932
'17	$12,915	$12,357	$12,898
'17	$13,295	$12,601	$13,241
'17	$13,411	$12,641	$13,483
'17	$13,499	$12,910	$13,659
'17	$13,828	$13,206	$14,188
'17	$14,217	$13,609	$14,619
'17	$14,301	$13,761	$14,733
'18	$15,218	$14,516	$15,776
'18	$14,801	$13,983	$15,363
'18	$14,477	$13,666	$14,941
'18	$14,748	$13,712	$14,994
'18	$15,249	$14,062	$15,651
'18	$15,404	$14,153	$15,801
'18	$15,868	$14,642	$16,265
'18	$16,648	$15,146	$17,155
'18	$16,844	$15,204	$17,251
'18	$15,383	$14,128	$15,708
'18	$15,435	$14,415	$15,875
'18	$14,072	$13,102	$14,510
'19	$15,373	$14,200	$15,814
'19	$16,111	$14,681	$16,380
'19	$16,570	$14,937	$16,846
'19	$17,383	$15,540	$17,607
'19	$16,390	$14,550	$16,495
'19	$17,545	$15,571	$17,628
'19	$17,853	$15,813	$18,026
'19	$17,853	$15,523	$17,888
'19	$17,789	$15,792	$17,890
'19	$18,091	$16,127	$18,394
'19	$18,898	$16,736	$19,210
'19	$19,299	$17,220	$19,790
'20	$20,146	$17,238	$20,232
'20	$18,851	$15,830	$18,854
'20	$17,017	$13,738	$17,000
'20	$19,390	$15,553	$19,515
'20	$20,891	$16,374	$20,825
'20	$21,861	$16,736	$21,732
'20	$23,400	$17,716	$23,404
'20	$25,129	$19,016	$25,819
'20	$24,211	$18,321	$24,604
'20	$23,527	$17,879	$23,769
'20	$25,604	$19,985	$26,203
'20	$26,833	$20,830	$27,408
'21	$26,497	$20,658	$27,205
'21	$26,624	$21,257	$27,199
'21	$26,897	$22,061	$27,666
'21	$28,759	$23,249	$29,548
'21	$28,222	$23,359	$29,140
'21	$30,128	$23,944	$30,968
'21	$31,174	$24,442	$31,988
'21	$31,959	$25,149	$33,184
'21	$30,329	$23,994	$31,326
'21	$32,757	$25,659	$34,039
'21	$32,516	$25,315	$34,247
'21	$32,945	$26,340	$34,971
'22	$29,926	$24,855	$31,970
'22	$28,699	$24,173	$30,612
'22	$29,618	$24,989	$31,809
'22	$25,908	$22,761	$27,968
'22	$25,294	$22,727	$27,318
'22	$23,330	$20,823	$25,154
'22	$26,044	$22,763	$28,173
'22	$24,615	$21,889	$26,861
'22	$22,020	$19,863	$24,249
'22	$23,170	$21,456	$25,667
'22	$24,328	$22,617	$26,836
'22	$22,819	$21,302	$24,782
'23	$24,783	$22,730	$26,847
'23	$24,312	$22,189	$26,528
'23	$25,932	$22,891	$28,342
'23	$26,156	$23,175	$28,621
'23	$27,225	$23,283	$29,926
'23	$28,805	$24,855	$31,972
'23	$29,640	$25,710	$33,050
'23	$29,289	$25,260	$32,753
'23	$27,610	$24,073	$30,972
'23	$27,275	$23,491	$30,531
'23	$30,367	$25,685	$33,859
'23	$31,621	$26,953	$35,358
'24	$32,607	$27,329	$36,240
'24	$34,570	$28,805	$38,713
'24	$35,314	$29,728	$39,394
'24	$33,545	$28,463	$37,723
'24	$35,193	$29,804	$39,981
'24	$37,060	$30,790	$42,677
'24	$36,659	$31,238	$41,951
'24	$37,688	$31,979	$42,825
'24	$38,562	$32,663	$44,038
'24	$38,407	$32,434	$43,893
'24	$40,711	$34,522	$46,740
'24	$40,037	$33,560	$47,152

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	26.62%	15.71%	14.88%
Russell 1000® Index	24.51%	14.28%	12.87%
Russell 1000® Growth Index	33.36%	18.96%	16.78%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	1,077,023,038
Number of Portfolio Holdings	73
Portfolio Turnover Rate (%)	15
Total Net Advisory Fees Paid ($)	3,869,562

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	99%
Cash Equivalents	1%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Information Technology	47%
Communication Services	14%
Health Care	11%
Financials	9%
Consumer Discretionary	8%
Industrials	6%
Real Estate	2%
Consumer Staples	1%
Materials	1%

Ten Largest Equity Holdings

Holdings	52.1% of Net Assets
NVIDIA Corp.	11.0%
Microsoft Corp.	9.5%
Apple, Inc.	9.4%
Alphabet, Inc.	5.1%
Amazon.com, Inc.	5.0%
Meta Platforms, Inc.	3.2%
Progressive Corp.	2.8%
Mastercard, Inc.	2.2%
Broadcom, Inc.	2.1%
ServiceNow, Inc.	1.8%

Material Fund Changes

This is a summary of certain changes of the Fund since January 1, 2024. For more information, review the Fund's current prospectus at dws.com/vipreports, or call (800) 728-3337.

On November 21, 2024, the Fund's shareholders approved a change in the Fund's diversification classification under the Investment Company Act of 1940, as amended, from diversified to non-diversified. This means the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect the Fund's overall performance.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Please read the prospectus for more information.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS1capgro-TSRA-A

R-104182-1 (02/25)

DWS Core Equity VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS Core Equity VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$65	0.59%

Gross expense ratio as of the latest prospectus: 0.61%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 20.08% for the period ended December 31, 2024. The Russell 1000® Index returned 24.51% for the same period.

Stock selection in the information technology sector was the primary reason for the Fund’s underperformance during the past fiscal year. Much of the shortfall came from an underweight in NVIDIA Corp. (5.9%) and a zero weighting in Broadcom, Inc. Overweight positions in the semiconductor stocks Advanced Micro Devices, Inc.* and Micron Technology, Inc. (0.9%), which posted losses and underperformed their industry peers, also detracted. On the other hand, Oracle Corp. (1.7%) — which consistently reported strong demand and better-than-expected results — was a top contributor both in technology and the Fund as a whole.

Healthcare was another source of underperformance, with four insurance companies — Centene Corp. (0.9%), Elevance Health, Inc. (0.9%), Humana, Inc. (0.8%), and Cigna Group (0.7%) — being the largest negative contributors. The stocks, which had already lagged in 2024 due to weaker-than-expected results, fell sharply late in the year as the shooting of a competitor’s chief executive officer led to an increased focus on the health insurance industry’s business practices. Selection in the consumer discretionary sector further detracted, with a position in Macy’s, Inc. (0.9%) and an underweight in Tesla, Inc. (1.1%) having the largest adverse effects.

On the positive side, the Fund’s stock picks outperformed in communication services thanks largely to a position in the music platform provider Spotify Technology SA (0.9%). The company reported record earnings and continued to take market share from its competitors as it expanded its user base. The financials sector was an additional area of strength, led by the alternative asset manager Apollo Global Management, Inc. (1.5%). JPMorgan Chase & Co. (3.3%), Coinbase Global, Inc. (0.9%), and Ameriprise Financial, Inc. (1.8%) were other notable contributors in financials. Outside of these two sectors, Deckers Outdoor Corp. (1.4%) was the leading contributor. The company experienced robust sales for its Ugg and Hoka brands, boosting its shares.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

* Not held at December 31, 2024.

Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 93% of the US market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

	Class A	Russell 1000® Index
'14	$10,000	$10,000
'15	$9,749	$9,725
'15	$10,423	$10,287
'15	$10,376	$10,159
'15	$10,414	$10,231
'15	$10,683	$10,365
'15	$10,549	$10,171
'15	$10,794	$10,367
'15	$10,121	$9,743
'15	$9,804	$9,476
'15	$10,628	$10,243
'15	$10,723	$10,277
'15	$10,525	$10,092
'16	$9,836	$9,549
'16	$9,677	$9,545
'16	$10,335	$10,210
'16	$10,400	$10,266
'16	$10,629	$10,446
'16	$10,576	$10,469
'16	$11,018	$10,868
'16	$11,071	$10,882
'16	$11,089	$10,891
'16	$10,930	$10,679
'16	$11,433	$11,100
'16	$11,628	$11,308
'17	$11,778	$11,536
'17	$12,229	$11,982
'17	$12,176	$11,990
'17	$12,351	$12,116
'17	$12,591	$12,271
'17	$12,620	$12,357
'17	$12,957	$12,601
'17	$12,918	$12,641
'17	$13,245	$12,910
'17	$13,553	$13,206
'17	$13,918	$13,609
'17	$14,072	$13,761
'18	$14,889	$14,516
'18	$14,322	$13,983
'18	$13,985	$13,666
'18	$14,176	$13,712
'18	$14,460	$14,062
'18	$14,568	$14,153
'18	$15,081	$14,642
'18	$15,567	$15,146
'18	$15,688	$15,204
'18	$14,460	$14,128
'18	$14,635	$14,415
'18	$13,272	$13,102
'19	$14,338	$14,200
'19	$14,865	$14,681
'19	$15,067	$14,937
'19	$15,734	$15,540
'19	$14,724	$14,550
'19	$15,688	$15,571
'19	$15,917	$15,813
'19	$15,550	$15,523
'19	$15,902	$15,792
'19	$16,238	$16,127
'19	$16,773	$16,736
'19	$17,293	$17,220
'20	$17,293	$17,238
'20	$15,917	$15,830
'20	$13,685	$13,738
'20	$15,338	$15,553
'20	$16,011	$16,374
'20	$16,323	$16,736
'20	$17,259	$17,716
'20	$18,425	$19,016
'20	$17,669	$18,321
'20	$17,193	$17,879
'20	$19,246	$19,985
'20	$20,083	$20,830
'21	$20,001	$20,658
'21	$20,297	$21,257
'21	$21,101	$22,061
'21	$22,201	$23,249
'21	$22,495	$23,359
'21	$23,102	$23,944
'21	$23,552	$24,442
'21	$24,003	$25,149
'21	$22,894	$23,994
'21	$24,454	$25,659
'21	$23,968	$25,315
'21	$25,164	$26,340
'22	$23,743	$24,855
'22	$23,570	$24,173
'22	$24,419	$24,989
'22	$22,353	$22,761
'22	$22,332	$22,727
'22	$20,566	$20,823
'22	$22,332	$22,763
'22	$21,601	$21,889
'22	$19,551	$19,863
'22	$21,439	$21,456
'22	$22,596	$22,617
'22	$21,256	$21,302
'23	$22,637	$22,730
'23	$22,068	$22,189
'23	$22,677	$22,891
'23	$22,832	$23,175
'23	$22,832	$23,283
'23	$24,358	$24,855
'23	$25,274	$25,710
'23	$24,794	$25,260
'23	$23,769	$24,073
'23	$23,290	$23,491
'23	$25,405	$25,685
'23	$26,691	$26,953
'24	$27,171	$27,329
'24	$28,589	$28,805
'24	$29,701	$29,728
'24	$28,136	$28,463
'24	$29,744	$29,804
'24	$30,467	$30,790
'24	$30,816	$31,238
'24	$31,143	$31,979
'24	$31,819	$32,663
'24	$31,259	$32,434
'24	$33,427	$34,522
'24	$32,052	$33,560

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	20.08%	13.13%	12.35%
Russell 1000® Index	24.51%	14.28%	12.87%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	115,040,970
Number of Portfolio Holdings	98
Portfolio Turnover Rate (%)	17
Total Net Advisory Fees Paid ($)	453,008

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	99%
Cash Equivalents	1%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Information Technology	30%
Financials	14%
Consumer Discretionary	11%
Health Care	10%
Communication Services	10%
Industrials	9%
Consumer Staples	5%
Energy	3%
Real Estate	3%
Materials	2%
Utilities	2%

Ten Largest Equity Holdings

Holdings	42.2% of Net Assets
Apple, Inc.	9.3%
Microsoft Corp.	8.1%
NVIDIA Corp.	5.9%
Alphabet, Inc.	3.7%
JPMorgan Chase & Co.	3.3%
Amazon.com, Inc.	3.2%
Meta Platforms, Inc.	2.7%
Visa, Inc.	2.3%
Caterpillar, Inc.	1.9%
Ameriprise Financial, Inc.	1.8%

Material Fund Changes

This is a summary of certain changes of the Fund since January 1, 2024. For more information, review the Fund's current prospectus at dws.com/vipreports, or call (800) 728-3337.

Effective May 1, 2024, the Fund’s contractual cap on total annual operating expense for Class A shares changed from 0.60% to 0.70%. In addition, effective October 1, 2024, the Fund’s contractual cap on total annual operating expense for Class A shares changed from 0.70% to 0.66%. The caps exclude certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. The Fund may lend securities to approved institutions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for more information.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS1coreq-TSRA-A

R-104183-1 (02/25)

(b) Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Deutsche DWS Variable Series I

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2024	$203,516	$0	$27,195	$0
2023	$198,753	$0	$27,195	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2024	$0	$637,276	$0
2023	$0	$424,143	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2024	$27,195	$637,276	$0	$664,471
2023	$27,195	$424,143	$0	$451,338

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2023 and 2024 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Investments.

Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series I
DWS Capital Growth VIP

Contents
3	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Shareholder Meeting Results
18	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Investment Portfolioas of December 31, 2024

	Shares	Value ($)
Common Stocks 98.7%
Communication Services 13.7%
Entertainment 4.3%
Live Nation Entertainment, Inc.*	59,434	7,696,703
Netflix, Inc.*	21,298	18,983,333
ROBLOX Corp. "A"*	95,500	5,525,630
Spotify Technology SA*	32,351	14,473,191
		46,678,857
Interactive Media & Services 8.4%
Alphabet, Inc. "A"	151,483	28,675,732
Alphabet, Inc. "C"	139,025	26,475,921
Meta Platforms, Inc. "A"	59,547	34,865,364
		90,017,017
Wireless Telecommunication Services 1.0%
T-Mobile U.S., Inc.	50,599	11,168,717
Consumer Discretionary 8.6%
Broadline Retail 5.0%
Amazon.com, Inc.*	246,297	54,035,099
Hotels, Restaurants & Leisure 0.9%
DraftKings, Inc. "A"*	143,315	5,331,318
Planet Fitness, Inc. "A"*	45,070	4,456,071
		9,787,389
Household Durables 0.5%
SharkNinja, Inc.*	56,587	5,509,311
Specialty Retail 1.7%
Burlington Stores, Inc.*	18,767	5,349,721
Home Depot, Inc.	32,173	12,514,975
		17,864,696
Textiles, Apparel & Luxury Goods 0.5%
Lululemon Athletica, Inc.*	13,508	5,165,594
Consumer Staples 1.4%
Beverages 0.3%
Constellation Brands, Inc. "A"	14,427	3,188,367
Consumer Staples Distribution & Retail 1.1%
Costco Wholesale Corp.	13,031	11,939,914
Financials 8.8%
Capital Markets 1.8%
Intercontinental Exchange, Inc.	80,325	11,969,228
Moody's Corp.	15,626	7,396,880
		19,366,108
Consumer Finance 0.6%
American Express Co.	22,628	6,715,764
	Shares	Value ($)
Financial Services 3.6%
Mastercard, Inc. "A"	45,966	24,204,317
Visa, Inc. "A"	45,360	14,335,574
		38,539,891
Insurance 2.8%
Progressive Corp.	125,784	30,139,104
Health Care 11.3%
Biotechnology 1.3%
Exact Sciences Corp.*	104,768	5,886,914
Vertex Pharmaceuticals, Inc.*	21,191	8,533,616
		14,420,530
Health Care Equipment & Supplies 4.7%
Boston Scientific Corp.*	151,760	13,555,203
Cooper Companies, Inc.*	73,724	6,777,447
Dexcom, Inc.*	102,615	7,980,369
Intuitive Surgical, Inc.*	20,100	10,491,396
Stryker Corp.	33,410	12,029,271
		50,833,686
Health Care Providers & Services 1.1%
UnitedHealth Group, Inc.	22,470	11,366,674
Life Sciences Tools & Services 2.6%
Danaher Corp.	33,482	7,685,793
Stevanato Group SpA (a)	168,042	3,661,635
Thermo Fisher Scientific, Inc.	31,585	16,431,465
		27,778,893
Pharmaceuticals 1.6%
Eli Lilly & Co.	12,350	9,534,200
Zoetis, Inc.	50,323	8,199,126
		17,733,326
Industrials 5.7%
Aerospace & Defense 0.5%
TransDigm Group, Inc.	4,591	5,818,082
Building Products 0.4%
Trex Co., Inc.*	63,061	4,353,101
Construction & Engineering 0.8%
Quanta Services, Inc.	28,361	8,963,494
Electrical Equipment 2.1%
AMETEK, Inc.	67,043	12,085,171
Eaton Corp. PLC	31,183	10,348,702
		22,433,873
Ground Transportation 0.9%
Uber Technologies, Inc.*	156,427	9,435,677
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 3

	Shares	Value ($)
Professional Services 1.0%
TransUnion	57,615	5,341,487
Verisk Analytics, Inc.	18,166	5,003,461
		10,344,948
Information Technology 46.9%
IT Services 2.6%
Accenture PLC "A"	31,371	11,036,004
Cloudflare, Inc. "A"*	49,301	5,308,732
Globant SA*	35,814	7,679,238
MongoDB, Inc.*	19,124	4,452,258
		28,476,232
Semiconductors & Semiconductor Equipment 14.8%
Analog Devices, Inc.	22,084	4,691,967
Applied Materials, Inc.	41,174	6,696,127
Broadcom, Inc.	99,088	22,972,562
NVIDIA Corp.	886,206	119,008,604
Texas Instruments, Inc.	29,335	5,500,606
		158,869,866
Software 20.1%
Adobe, Inc.*	22,282	9,908,360
Box, Inc. "A"*	227,418	7,186,409
Confluent, Inc. "A"*	106,719	2,983,863
CyberArk Software Ltd.*	34,005	11,328,766
Dynatrace, Inc.*	173,121	9,409,126
Guidewire Software, Inc.*	49,008	8,261,769
Intuit, Inc.	15,552	9,774,432
Microsoft Corp.	242,473	102,202,369
Salesforce, Inc.	40,802	13,641,333
ServiceNow, Inc.*	18,490	19,601,619
Synopsys, Inc.*	36,632	17,779,707
Workiva, Inc.*	36,178	3,961,491
		216,039,244
Technology Hardware, Storage & Peripherals 9.4%
Apple, Inc. (a)	406,393	101,768,935
Materials 0.6%
Construction Materials 0.6%
Vulcan Materials Co.	25,222	6,487,855
	Shares	Value ($)
Real Estate 1.7%
Industrial REITs 0.5%
Prologis, Inc.	50,730	5,362,161
Real Estate Management & Development 0.7%
CBRE Group, Inc. "A"*	28,423	3,731,656
CoStar Group, Inc.*	52,119	3,731,199
		7,462,855
Specialized REITs 0.5%
Equinix, Inc.	5,663	5,339,586
Total Common Stocks (Cost $330,381,965)		1,063,404,846
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (b) (c) (Cost $182,600)	182,600	182,600
Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 4.52% (b) (Cost $14,783,560)	14,783,560	14,783,560

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $345,348,125)	100.1	1,078,371,006
Other Assets and Liabilities, Net	(0.1)	(1,347,968)
Net Assets	100.0	1,077,023,038
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (b) (c)
—	182,600 (d)	—	—	—	4,143	—	182,600	182,600
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 4.52% (b)
20,323,418	154,950,873	160,490,731	—	—	431,039	—	14,783,560	14,783,560
20,323,418	155,133,473	160,490,731	—	—	435,182	—	14,966,160	14,966,160

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2024 amounted to $205,899, which is 0.02% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)
Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $30,001.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2024.

REIT: Real Estate Investment Trust
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,063,404,846	$—	$—	$1,063,404,846
Short-Term Investments (a)	14,966,160	—	—	14,966,160
Total	$1,078,371,006	$—	$—	$1,078,371,006

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 5

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $330,381,965) — including $205,899 of securities loaned	$1,063,404,846
Investment in DWS Government & Agency Securities Portfolio (cost $182,600)*	182,600
Investment in DWS Central Cash Management Government Fund (cost $14,783,560)	14,783,560
Cash	10,000
Receivable for Fund shares sold	4,939
Dividends receivable	65,743
Affiliated securities lending income receivable	447
Foreign taxes recoverable	1,546
Other assets	23,703
Total assets	1,078,477,384
Liabilities
Payable upon return of securities loaned	182,600
Payable for Fund shares redeemed	715,202
Accrued management fee	345,364
Accrued Trustees' fees	15,917
Other accrued expenses and payables	195,263
Total liabilities	1,454,346
Net assets, at value	$1,077,023,038
Net Assets Consist of
Distributable earnings (loss)	856,557,683
Paid-in capital	220,465,355
Net assets, at value	$1,077,023,038
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($1,077,023,038 ÷ 24,495,194 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$43.97

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $30,001.
for the year ended December 31, 2024

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,108)	$5,276,717
Income distributions — DWS Central Cash Management Government Fund	431,039
Affiliated securities lending income	4,143
Total income	5,711,899
Expenses:
Management fee	3,869,562
Administration fee	1,014,970
Services to shareholders	2,206
Record keeping fee (Class B)	291 *
Distribution service fee (Class B)	4,339 *
Custodian fee	12,052
Professional fees	71,098
Reports to shareholders	36,699
Trustees' fees and expenses	44,592
Other	78,955
Total expenses	5,134,764
Net investment income	577,135
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	123,926,760
Change in net unrealized appreciation (depreciation) on investments	119,577,559
Net gain (loss)	243,504,319
Net increase (decrease) in net assets resulting from operations	$244,081,454

*	For the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024*	2023
Operations:
Net investment income	$577,135	$1,925,985
Net realized gain (loss)	123,926,760	79,385,584
Change in net unrealized appreciation (depreciation)	119,577,559	202,209,471
Net increase (decrease) in net assets resulting from operations	244,081,454	283,521,040
Distributions to shareholders:
Class A	(81,170,726)	(36,467,005)
Class B	(325,641)	(190,751)
Total distributions	(81,496,367)	(36,657,756)
Fund share transactions:
Class A
Proceeds from shares sold	26,882,096	36,990,468
Reinvestment of distributions	81,170,726	36,467,005
Payments for shares redeemed	(168,599,550)	(113,385,717)
Net increase (decrease) in net assets from Class A share transactions	(60,546,728)	(39,928,244)
Class B
Proceeds from shares sold	439,374	823,604
Reinvestment of distributions	325,641	190,751
Payments for shares redeemed	(5,176,014)	(2,022,370)
Net increase (decrease) in net assets from Class B share transactions	(4,410,999)	(1,008,015)
Increase (decrease) in net assets	97,627,360	205,927,025
Net assets at beginning of period	979,395,678	773,468,653
Net assets at end of period	$1,077,023,038	$979,395,678

Other Information
Class A
Shares outstanding at beginning of period	25,769,843	26,918,649
Shares sold	659,315	1,111,045
Shares issued to shareholders in reinvestment of distributions	2,192,618	1,199,178
Shares redeemed	(4,126,582)	(3,459,029)
Net increase (decrease) in Class A shares	(1,274,649)	(1,148,806)
Shares outstanding at end of period	24,495,194	25,769,843
Class B
Shares outstanding at beginning of period	112,611	142,697
Shares sold	10,865	24,450
Shares issued to shareholders in reinvestment of distributions	8,881	6,323
Shares redeemed	(132,357)	(60,859)
Net increase (decrease) in Class B shares	(112,611)	(30,086)
Shares outstanding at end of period	—	112,611

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 7

Financial Highlights
DWS Capital Growth VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$37.84	$28.58	$49.11	$42.36	$33.24
Income (loss) from investment operations:
Net investment income[a]	.02	.07	.03	.03	.09
Net realized and unrealized gain (loss)	9.43	10.61	(14.38)	9.29	11.69
Total from investment operations	9.45	10.68	(14.35)	9.32	11.78
Less distributions from:
Net investment income	(.08 )	(.03 )	(.03 )	(.10 )	(.18 )
Net realized gains	(3.24)	(1.39)	(6.15)	(2.47)	(2.48)
Total distributions	(3.32)	(1.42)	(6.18)	(2.57)	(2.66)
Net asset value, end of period	$43.97	$37.84	$28.58	$49.11	$42.36
Total Return (%)	26.62	38.57	(30.74)	22.78	39.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,077	975	769	1,225	1,127
Ratio of expenses (%)[b]	.49	.49	.49	.48	.49
Ratio of net investment income (%)	.06	.22	.08	.08	.25
Portfolio turnover rate (%)	15	16	7	12	13

[a]	Based on average shares outstanding during the period.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of three diversified funds: DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP; and one non-diversified fund: DWS Capital Growth VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). On November 21, 2024, DWS Capital Growth VIP's shareholders approved a change in the Fund's diversification classification under the 1940 Act from diversified to non-diversified. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. These financial statements report on DWS Capital Growth VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. Prior to June 17, 2024, the Fund offered two classes of shares (Class A shares and Class B shares). Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the Fund’s Board of Trustees approved the liquidation and termination of Class B shares, effective June 17, 2024. Class B shares were subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Fund's Class B shares. Class A shares, which continue to be offered by the Fund, are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 9

supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.13% annualized effective rate as of December 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

10 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

As of December 31, 2024, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2024

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$212,601	$—	$—	$—	$212,601
Gross amount of recognized liabilities and non-cash collateral for securities lending transactions:					$212,601
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,790,641
Undistributed long-term capital gains	$122,267,887
Net unrealized appreciation (depreciation) on investments	$732,499,155
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $345,871,851. The net unrealized appreciation for all investments based on tax cost was $732,499,155. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $738,678,978 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $6,179,823.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 11

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$2,715,453	$650,599
Distributions from long-term capital gains	$78,780,914	$36,007,157

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of investment securities (excluding short-term investments) aggregated $156,575,249 and $295,689,377, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.390%
Next $750 million of such net assets	.365%
Over $1 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from January 1, 2024 through September 30, 2025 (through June 17, 2024 (Class B liquidation date) for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses

12 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

(excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.73%
Class B	.99%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $1,014,970, of which $90,979 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2024
Class A	$1,215	$204
Class B	138	—
	$1,353	$204
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the period from January 1, 2024 through June 17, 2024 (Class B liquidation date), the Distribution Service Fee aggregated $4,339, all of which is paid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $875, of which $150 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2024, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 63% and 20%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 13

may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.

14 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Capital Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Capital Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 15

Tax Information (Unaudited)
The Fund paid distributions of $3.21 per share from net long-term capital gains during its year ended December 31, 2024.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $134,557,000 as capital gain dividends for its year ended December 31, 2024.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2024, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

16 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS Capital Growth VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	36,542,331.243	2,643,636.131	0.000
Mary Schmid Daugherty	36,701,923.189	2,484,044.185	0.000
Keith R. Fox	36,189,796.836	2,996,170.538	0.000
Chad D. Perry	36,208,371.577	2,977,595.797	0.000
Rebecca W. Rimel	36,527,066.694	2,658,900.680	0.000
Catherine Schrand	36,669,266.416	2,516,700.958	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
2.
Proposal to Approve a Change in Diversification Policy.
Number of Votes:
For	Against	Abstain	Broker Non-Votes*
16,559,955.992	3,731,951.221	1,722,638.237	0.000
The change in Diversification Policy was approved at the Special Shareholder Meeting.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 17

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Capital Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2023.

18 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 19

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS1capgro-BFE2024

20 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

VS1capgro-NCSRA

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series I
DWS Core Equity VIP

Contents
3	Investment Portfolio
7	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
10	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Shareholder Meeting Results
18	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Investment Portfolioas of December 31, 2024

	Shares	Value ($)
Common Stocks 98.9%
Communication Services 10.0%
Entertainment 2.3%
Spotify Technology SA*	2,219	992,736
Take-Two Interactive Software, Inc.*	2,690	495,175
Walt Disney Co.	9,658	1,075,419
		2,563,330
Interactive Media & Services 6.4%
Alphabet, Inc. "C"	22,381	4,262,238
Meta Platforms, Inc. "A"	5,301	3,103,788
		7,366,026
Wireless Telecommunication Services 1.3%
T-Mobile U.S., Inc.	6,839	1,509,572
Consumer Discretionary 11.1%
Automobiles 2.3%
General Motors Co.	19,626	1,045,477
Tesla, Inc.*	3,128	1,263,211
Thor Industries, Inc.	3,963	379,299
		2,687,987
Broadline Retail 4.1%
Amazon.com, Inc.*	17,008	3,731,385
Macy's, Inc.	59,251	1,003,120
		4,734,505
Hotels, Restaurants & Leisure 1.3%
DraftKings, Inc. "A"*	24,206	900,463
Hyatt Hotels Corp. "A"	3,768	591,501
		1,491,964
Household Durables 1.5%
PulteGroup, Inc.	15,360	1,672,704
Leisure Products 0.4%
Hasbro, Inc.	7,198	402,440
Specialty Retail 0.1%
Wayfair, Inc. "A"*	3,255	144,262
Textiles, Apparel & Luxury Goods 1.4%
Deckers Outdoor Corp.*	8,169	1,659,042
Consumer Staples 4.7%
Beverages 1.5%
Boston Beer Co., Inc. "A"*	976	292,781
Constellation Brands, Inc. "A"	4,649	1,027,429
Molson Coors Beverage Co. "B"	7,378	422,907
		1,743,117
Consumer Staples Distribution & Retail 1.5%
Costco Wholesale Corp.	372	340,852
Walmart, Inc.	15,397	1,391,119
		1,731,971
	Shares	Value ($)
Household Products 0.8%
Church & Dwight Co., Inc.	2,925	306,277
Clorox Co.	3,572	580,128
		886,405
Personal Care Products 0.9%
Coty, Inc. "A"*	94,207	655,681
Estee Lauder Companies, Inc. "A"	5,581	418,463
		1,074,144
Energy 3.3%
Energy Equipment & Services 1.1%
Schlumberger NV	16,125	618,232
TechnipFMC PLC	23,471	679,251
		1,297,483
Oil, Gas & Consumable Fuels 2.2%
Cheniere Energy, Inc.	6,510	1,398,804
HF Sinclair Corp.	32,350	1,133,867
		2,532,671
Financials 13.5%
Banks 5.4%
Bank of America Corp.	18,272	803,054
JPMorgan Chase & Co.	16,006	3,836,798
Wells Fargo & Co.	21,619	1,518,519
		6,158,371
Capital Markets 3.8%
Ameriprise Financial, Inc.	3,911	2,082,334
Blackstone, Inc.	4,482	772,786
Coinbase Global, Inc. "A"*	4,187	1,039,632
S&P Global, Inc.	1,064	529,904
		4,424,656
Financial Services 3.8%
Apollo Global Management, Inc.	10,641	1,757,468
Visa, Inc. "A"	8,223	2,598,797
		4,356,265
Insurance 0.5%
Cincinnati Financial Corp.	4,369	627,825
Health Care 10.2%
Biotechnology 2.9%
AbbVie, Inc.	10,795	1,918,272
Amgen, Inc.	5,057	1,318,057
GRAIL, Inc.* (a)	485	8,657
Moderna, Inc.*	3,104	129,064
		3,374,050
Health Care Equipment & Supplies 1.1%
Becton Dickinson & Co.	3,194	724,623
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 3

	Shares	Value ($)
Medtronic PLC	5,619	448,845
Solventum Corp.*	662	43,732
		1,217,200
Health Care Providers & Services 3.2%
Centene Corp.*	16,545	1,002,296
Cigna Group	2,877	794,455
Elevance Health, Inc.	2,773	1,022,959
Humana, Inc.	3,442	873,270
		3,692,980
Life Sciences Tools & Services 0.7%
Danaher Corp.	1,504	345,243
Illumina, Inc.*	2,912	389,131
		734,374
Pharmaceuticals 2.3%
Bristol-Myers Squibb Co.	15,085	853,208
Johnson & Johnson	6,244	903,007
Merck & Co., Inc.	3,833	381,307
Viatris, Inc.	43,572	542,471
		2,679,993
Industrials 8.8%
Aerospace & Defense 2.1%
Curtiss-Wright Corp.	2,244	796,328
Lockheed Martin Corp.	2,004	973,824
TransDigm Group, Inc.	502	636,175
		2,406,327
Building Products 1.5%
Owens Corning	9,773	1,664,537
Commercial Services & Supplies 1.8%
Veralto Corp.	3,208	326,735
Waste Management, Inc.	8,562	1,727,726
		2,054,461
Electrical Equipment 0.2%
Sunrun, Inc.*	22,485	207,986
Ground Transportation 0.1%
Union Pacific Corp.	715	163,049
Industrial Conglomerates 0.3%
3M Co.	2,628	339,249
Machinery 1.9%
Caterpillar, Inc.	6,044	2,192,521
Professional Services 0.9%
Automatic Data Processing, Inc.	2,091	612,098
Verisk Analytics, Inc.	1,678	462,172
		1,074,270
Information Technology 30.5%
Communications Equipment 0.6%
Cisco Systems, Inc.	10,519	622,725
IT Services 0.4%
Accenture PLC "A"	1,434	504,467
	Shares	Value ($)
Semiconductors & Semiconductor Equipment 9.6%
Analog Devices, Inc.	2,775	589,576
GLOBALFOUNDRIES, Inc.* (a)	9,738	417,858
Lam Research Corp.	12,085	872,900
Micron Technology, Inc.	12,645	1,064,203
MKS Instruments, Inc.	3,009	314,109
NVIDIA Corp.	50,661	6,803,266
QUALCOMM, Inc.	6,499	998,376
		11,060,288
Software 10.6%
Adobe, Inc.*	1,068	474,918
Microsoft Corp.	21,999	9,272,579
Oracle Corp.	11,877	1,979,183
Synopsys, Inc.*	935	453,812
		12,180,492
Technology Hardware, Storage & Peripherals 9.3%
Apple, Inc.	42,658	10,682,416
Materials 2.2%
Chemicals 1.2%
Corteva, Inc.	9,029	514,292
DuPont de Nemours, Inc.	3,881	295,926
Linde PLC	1,409	589,906
		1,400,124
Containers & Packaging 0.5%
AptarGroup, Inc.	3,442	540,738
Metals & Mining 0.5%
Nucor Corp.	5,386	628,600
Real Estate 2.5%
Health Care REITs 0.6%
Medical Properties Trust, Inc. (a)	179,962	710,850
Industrial REITs 0.7%
Prologis, Inc.	7,865	831,331
Real Estate Management & Development 0.7%
Zillow Group, Inc. "C"*	9,734	720,803
Residential REITs 0.5%
AvalonBay Communities, Inc.	2,718	597,878
Utilities 2.1%
Electric Utilities 1.1%
FirstEnergy Corp.	9,298	369,874
NRG Energy, Inc.	9,340	842,655
		1,212,529
Multi-Utilities 0.4%
WEC Energy Group, Inc.	5,422	509,885
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

	Shares	Value ($)
Water Utilities 0.6%
American Water Works Co., Inc.	5,710	710,838
Total Common Stocks (Cost $58,646,929)		113,779,701
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (b) (c) (Cost $1,156,525)	1,156,525	1,156,525
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 4.52% (b) (Cost $1,376,833)	1,376,833	1,376,833

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $61,180,287)	101.1	116,313,059
Other Assets and Liabilities, Net	(1.1)	(1,272,089)
Net Assets	100.0	115,040,970
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (b) (c)
277,200	879,325 (d)	—	—	—	19,668	—	1,156,525	1,156,525
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 4.52% (b)
283,620	14,509,660	13,416,447	—	—	40,542	—	1,376,833	1,376,833
560,820	15,388,985	13,416,447	—	—	60,210	—	2,533,358	2,533,358

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2024 amounted to $1,133,972, which is 1.0% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2024.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 5

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$113,779,701	$—	$—	$113,779,701
Short-Term Investments (a)	2,533,358	—	—	2,533,358
Total	$116,313,059	$—	$—	$116,313,059

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $58,646,929) — including $1,133,972 of securities loaned	$113,779,701
Investment in DWS Government & Agency Securities Portfolio (cost $1,156,525)*	1,156,525
Investment in DWS Central Cash Management Government Fund (cost $1,376,833)	1,376,833
Receivable for Fund shares sold	144
Dividends receivable	69,503
Affiliated securities lending income receivable	1,559
Other assets	2,419
Total assets	116,386,684
Liabilities
Payable upon return of securities loaned	1,156,525
Payable for Fund shares redeemed	55,268
Accrued management fee	39,477
Accrued Trustees' fees	1,555
Other accrued expenses and payables	92,889
Total liabilities	1,345,714
Net assets, at value	$115,040,970
Net Assets Consist of
Distributable earnings (loss)	67,241,843
Paid-in capital	47,799,127
Net assets, at value	$115,040,970
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($115,040,970 ÷ 8,365,087 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.75

*	Represents collateral on securities loaned.
for the year ended December 31, 2024

Investment Income
Income:
Dividends	$1,548,795
Income distributions — DWS Central Cash Management Government Fund	40,542
Affiliated securities lending income	19,668
Total income	1,609,005
Expenses:
Management fee	453,008
Administration fee	112,671
Services to shareholders	1,478
Distribution service fee (Class B)	2,429 *
Custodian fee	6,481
Audit fee	51,781
Legal fees	9,164
Tax fees	7,629
Reports to shareholders	27,870
Trustees' fees and expenses	6,346
Other	13,483
Total expenses before expense reductions	692,340
Expense reductions	(79)
Total expenses after expense reductions	692,261
Net investment income	916,744
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	11,553,495
Change in net unrealized appreciation (depreciation) on investments	8,735,799
Net gain (loss)	20,289,294
Net increase (decrease) in net assets resulting from operations	$21,206,038

*	For the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 7

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024*	2023
Operations:
Net investment income	$916,744	$992,185
Net realized gain (loss)	11,553,495	6,181,946
Change in net unrealized appreciation (depreciation)	8,735,799	16,308,310
Net increase (decrease) in net assets resulting from operations	21,206,038	23,482,441
Distributions to shareholders:
Class A	(7,071,480)	(6,659,807)
Class B	(132,127)	(172,212)
Total distributions	(7,203,607)	(6,832,019)
Fund share transactions:
Class A
Proceeds from shares sold	1,684,660	2,935,403
Reinvestment of distributions	7,071,480	6,659,807
Payments for shares redeemed	(15,426,421)	(12,139,488)
Net increase (decrease) in net assets from Class A share transactions	(6,670,281)	(2,544,278)
Class B
Proceeds from shares sold	8,284	511,434
Reinvestment of distributions	132,127	172,212
Payments for shares redeemed	(2,430,392)	(1,637,774)
Net increase (decrease) in net assets from Class B share transactions	(2,289,981)	(954,128)
Increase (decrease) in net assets	5,042,169	13,152,016
Net assets at beginning of period	109,998,801	96,846,785
Net assets at end of period	$115,040,970	$109,998,801

Other Information
Class A
Shares outstanding at beginning of period	8,811,319	8,984,214
Shares sold	130,002	265,272
Shares issued to shareholders in reinvestment of distributions	581,536	649,104
Shares redeemed	(1,157,770)	(1,087,271)
Net increase (decrease) in Class A shares	(446,232)	(172,895)
Shares outstanding at end of period	8,365,087	8,811,319
Class B
Shares outstanding at beginning of period	175,875	261,799
Shares sold	620	44,773
Shares issued to shareholders in reinvestment of distributions	10,857	16,768
Shares redeemed	(187,352)	(147,465)
Net increase (decrease) in Class B shares	(175,875)	(85,924)
Shares outstanding at end of period	—	175,875

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Financial Highlights
DWS Core Equity VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$12.24	$10.47	$14.52	$12.23	$11.31
Income (loss) from investment operations:
Net investment income[a]	.10	.11	.10	.09	.11
Net realized and unrealized gain (loss)	2.24	2.42	(2.25)	2.91	1.47
Total from investment operations	2.34	2.53	(2.15)	3.00	1.58
Less distributions from:
Net investment income	(.11 )	(.11 )	(.10 )	(.10 )	(.15 )
Net realized gains	(.72 )	(.65 )	(1.80)	(.61 )	(.51 )
Total distributions	(.83 )	(.76 )	(1.90)	(.71 )	(.66 )
Net asset value, end of period	$13.75	$12.24	$10.47	$14.52	$12.23
Total Return (%)	20.08	25.57 [b]	(15.53)[b]	25.30	16.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	108	94	121	107
Ratio of expenses before expense reductions (%)[c]	.59	.61	.61	.59	.62
Ratio of expenses after expense reductions (%)[c]	.59	.60	.60	.59	.62
Ratio of net investment income (%)	.79	.97	.85	.66	1.01
Portfolio turnover rate (%)	17	29	29	34	45

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 9

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of three diversified funds: DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP; and one non-diversified fund: DWS Capital Growth VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Core Equity VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. Prior to June 17, 2024, the Fund offered two classes of shares (Class A shares and Class B shares). Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the Fund’s Board of Trustees approved the liquidation and termination of Class B shares, effective June 17, 2024. Class B shares were subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Fund's Class B shares. Class A shares, which continue to be offered by the Fund, are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

10 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.13% annualized effective rate as of December 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2024, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 11

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,475,630
Undistributed long-term capital gains	$10,903,354
Net unrealized appreciation (depreciation) on investments	$54,862,861
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $61,450,198. The net unrealized appreciation for all investments based on tax cost was $54,862,861. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $57,974,470 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,111,609.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$1,137,922	$955,816
Distributions from long-term capital gains	$6,065,685	$5,876,203

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

12 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of investment securities (excluding short-term investments) aggregated $20,070,054 and $36,302,374, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.390%
Next $750 million of such net assets	.365%
Over $1 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.
For the period from January 1, 2024 through April 30, 2024, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.60%
Class B	.91%
For the period from May 1, 2024 through September 30, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.70%
Class B	1.01%
Effective October 1, 2024 through September 30, 2025, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.66%.
For the period from January 1, 2024 through June 17, 2024 (Class B liquidation date), fees waived and/or expenses reimbursed for Class B are $79.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 13

and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $112,671, of which $9,819 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2024
Class A	$909	$150
Class B	89	—
	$998	$150
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the period from January 1, 2024 through June 17, 2024 (Class B liquidation date), the Distribution Service Fee aggregated $2,429, all of which is paid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $945, of which $76 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2024, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 57% and 16%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.

14 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Core Equity VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Core Equity VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 15

Tax Information (Unaudited)
The Fund paid distributions of $0.71 per share from net long-term capital gains during its year ended December 31, 2024.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $12,032,000 as capital gain dividends for its year ended December 31, 2024.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2024, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

16 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS Core Equity VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	36,542,331.243	2,643,636.131	0.000
Mary Schmid Daugherty	36,701,923.189	2,484,044.185	0.000
Keith R. Fox	36,189,796.836	2,996,170.538	0.000
Chad D. Perry	36,208,371.577	2,977,595.797	0.000
Rebecca W. Rimel	36,527,066.694	2,658,900.680	0.000
Catherine Schrand	36,669,266.416	2,516,700.958	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 17

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Core Equity VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2023.

18 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 19

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS1coreq-BFE2024

20 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

VS1coreq-NCSRA

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series I
DWS CROCI® International VIP

Contents
3	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Shareholder Meeting Results
18	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Investment Portfolioas of December 31, 2024

	Shares	Value ($)
Common Stocks 98.6%
Australia 2.5%
BHP Group Ltd. (Cost $1,577,096)	71,722	1,759,978
Denmark 3.8%
AP Moller - Maersk A/S "B"	877	1,451,901
Danske Bank A/S	31,359	886,590
Pandora A/S	2,018	369,257
(Cost $2,517,122)		2,707,748
Finland 1.7%
Fortum Oyj	16,137	225,674
Nokia Oyj	219,666	974,351
(Cost $1,066,453)		1,200,025
France 7.6%
Cie de Saint-Gobain SA	5,377	476,850
Cie Generale des Etablissements Michelin SCA	9,424	310,263
Credit Agricole SA	77,309	1,064,174
Sanofi SA	14,354	1,393,437
Teleperformance SE	4,326	371,937
Television Francaise 1 SA	193,320	1,464,951
TotalEnergies SE	6,699	370,457
(Cost $5,006,478)		5,452,069
Germany 4.0%
Beiersdorf AG	2,578	330,805
Brenntag SE	8,576	514,946
Deutsche Post AG	6,580	231,536
Infineon Technologies AG	56,257	1,816,639
(Cost $2,789,290)		2,893,926
Hong Kong 2.4%
Hong Kong & China Gas Co., Ltd.	1,580,000	1,263,081
Johnson Electric Holdings Ltd.	122,500	172,019
Yue Yuen Industrial Holdings Ltd.	121,000	270,037
(Cost $1,676,532)		1,705,137
Israel 1.2%
Teva Pharmaceutical Industries Ltd. (ADR)* (Cost $336,352)	40,228	886,625
Italy 2.6%
Intesa Sanpaolo SpA	169,112	679,134
UniCredit SpA	30,002	1,202,844
(Cost $929,324)		1,881,978
Japan 25.6%
Kansai Electric Power Co., Inc.	30,800	341,731
Komatsu Ltd.	36,700	1,003,393
Nintendo Co., Ltd.	31,800	1,854,056
Nitto Denko Corp.	68,200	1,140,584
Otsuka Holdings Co., Ltd.	36,200	1,967,461
	Shares	Value ($)
Sekisui House Ltd.	76,000	1,811,747
Seven & i Holdings Co., Ltd.	37,700	592,900
Shin-Etsu Chemical Co. Ltd.	12,400	410,437
Shionogi & Co., Ltd.	219,900	3,076,491
Sony Group Corp.	78,100	1,653,620
Subaru Corp.	113,800	2,008,531
Takeda Pharmaceutical Co., Ltd.	92,800	2,455,709
(Cost $17,229,397)		18,316,660
Luxembourg 5.8%
ArcelorMittal SA	115,551	2,683,342
Tenaris SA	78,818	1,479,948
(Cost $4,204,797)		4,163,290
Singapore 10.5%
DBS Group Holdings Ltd.	40,840	1,307,577
Oversea-Chinese Banking Corp., Ltd.	313,200	3,826,409
United Overseas Bank Ltd.	67,200	1,786,750
Venture Corp. Ltd.	58,800	566,037
(Cost $6,072,586)		7,486,773
Spain 2.9%
Banco Bilbao Vizcaya Argentaria SA	61,333	599,005
Banco Santander SA	320,559	1,480,570
(Cost $1,517,881)		2,079,575
Sweden 3.7%
Skandinaviska Enskilda Banken AB "A"	19,856	271,636
Volvo AB "B"	97,900	2,382,539
(Cost $2,693,664)		2,654,175
Switzerland 9.6%
Cie Financiere Richemont SA "A", (Registered)	12,923	1,961,389
Holcim AG	20,646	1,987,846
Novartis AG (Registered)	17,314	1,691,346
Roche Holding AG (Genusschein)	4,424	1,245,364
(Cost $6,027,188)		6,885,945
United Kingdom 14.7%
AstraZeneca PLC	3,352	439,316
British American Tobacco PLC	49,690	1,790,590
GSK PLC	95,313	1,606,404
HSBC Holdings PLC	206,558	2,030,073
Imperial Brands PLC	17,534	560,222
ITV PLC	1,089,420	1,002,644
Lloyds Banking Group PLC	3,431,450	2,351,933
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 3

	Shares	Value ($)
NatWest Group PLC	59,532	299,234
Standard Chartered PLC	32,539	402,378
(Cost $9,353,105)		10,482,794
Total Common Stocks (Cost $62,997,265)		70,556,698
Preferred Stocks 0.4%
Germany
Henkel AG & Co. KGaA (Cost $205,371)	2,868	251,538
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 4.52% (a) (Cost $380,311)	380,311	380,311

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $63,582,947)	99.5	71,188,547
Other Assets and Liabilities, Net	0.5	350,158
Net Assets	100.0	71,538,705
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (a) (b)
—	0 (c)	—	—	—	11,608	—	—	—
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 4.52% (a)
478,128	8,400,261	8,498,078	—	—	20,254	—	380,311	380,311
478,128	8,400,261	8,498,078	—	—	31,862	—	380,311	380,311

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2024.

ADR: American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,759,978	$—	$1,759,978
Denmark	—	2,707,748	—	2,707,748
Finland	—	1,200,025	—	1,200,025
France	—	5,452,069	—	5,452,069
Germany	—	2,893,926	—	2,893,926
Hong Kong	—	1,705,137	—	1,705,137
Israel	886,625	—	—	886,625
Italy	—	1,881,978	—	1,881,978
Japan	—	18,316,660	—	18,316,660
Luxembourg	—	4,163,290	—	4,163,290
Singapore	—	7,486,773	—	7,486,773
Spain	—	2,079,575	—	2,079,575
Sweden	—	2,654,175	—	2,654,175
Switzerland	—	6,885,945	—	6,885,945
United Kingdom	—	10,482,794	—	10,482,794
Preferred Stocks	—	251,538	—	251,538
Short-Term Investments	380,311	—	—	380,311
Total	$1,266,936	$69,921,611	$—	$71,188,547
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 5

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $63,202,636)	$70,808,236
Investment in DWS Central Cash Management Government Fund (cost $380,311)	380,311
Cash	1
Foreign currency, at value (cost $77,557)	75,596
Receivable for Fund shares sold	25,330
Dividends receivable	68,897
Foreign taxes recoverable	334,382
Other assets	1,590
Total assets	71,694,343
Liabilities
Payable for Fund shares redeemed	12,729
Accrued management fee	46,842
Accrued Trustees' fees	1,936
Other accrued expenses and payables	94,131
Total liabilities	155,638
Net assets, at value	$71,538,705
Net Assets Consist of
Distributable earnings (loss)	(21,080,635)
Paid-in capital	92,619,340
Net assets, at value	$71,538,705
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($71,538,705 ÷ 9,673,446 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.40
for the year ended December 31, 2024

Investment Income
Income:
Dividends (net of foreign taxes withheld of $273,596)	$2,813,816
Income distributions — DWS Central Cash Management Government Fund	20,254
Affiliated securities lending income	11,608
Total income	2,845,678
Expenses:
Management fee	480,497
Administration fee	71,705
Services to shareholders	1,495
Distribution service fee (Class B)	358 *
Custodian fee	21,311
Audit fee	57,089
Legal fees	6,931
Tax fees	5,969
Reports to shareholders	26,095
Trustees' fees and expenses	5,181
Other	19,197
Total expenses before expense reductions	695,828
Expense reductions	(71,910)
Total expenses after expense reductions	623,918
Net investment income	2,221,760
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,447,099
Foreign currency	(35,086)
Payments by affiliates (see Note F)	12,368
2,424,381
Change in net unrealized appreciation (depreciation) on:
Investments	(2,777,573)
Foreign currency	(25,330)
(2,802,903)
Net gain (loss)	(378,522)
Net increase (decrease) in net assets resulting from operations	$1,843,238

*	For the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024*	2023
Operations:
Net investment income	$2,221,760	$2,444,019
Net realized gain (loss)	2,424,381	(8,576)
Change in net unrealized appreciation (depreciation)	(2,802,903)	9,988,378
Net increase (decrease) in net assets resulting from operations	1,843,238	12,423,821
Distributions to shareholders:
Class A	(2,448,644)	(2,364,739)
Class B	(9,550)	(9,946)
Total distributions	(2,458,194)	(2,374,685)
Fund share transactions:
Class A
Proceeds from shares sold	3,544,153	2,659,675
Reinvestment of distributions	2,448,644	2,364,739
Payments for shares redeemed	(8,370,194)	(8,980,112)
Net increase (decrease) in net assets from Class A share transactions	(2,377,397)	(3,955,698)
Class B
Proceeds from shares sold	12,292	5,945
Reinvestment of distributions	9,550	9,946
Payments for shares redeemed	(366,478)	(21,956)
Net increase (decrease) in net assets from Class B share transactions	(344,636)	(6,065)
Increase (decrease) in net assets	(3,336,989)	6,087,373
Net assets at beginning of period	74,875,694	68,788,321
Net assets at end of period	$71,538,705	$74,875,694

Other Information
Class A
Shares outstanding at beginning of period	9,981,646	10,547,844
Shares sold	474,775	383,986
Shares issued to shareholders in reinvestment of distributions	332,696	341,725
Shares redeemed	(1,115,671)	(1,291,909)
Net increase (decrease) in Class A shares	(308,200)	(566,198)
Shares outstanding at end of period	9,673,446	9,981,646
Class B
Shares outstanding at beginning of period	46,700	47,557
Shares sold	1,656	855
Shares issued to shareholders in reinvestment of distributions	1,292	1,431
Shares redeemed	(49,648)	(3,143)
Net increase (decrease) in Class B shares	(46,700)	(857)
Shares outstanding at end of period	—	46,700

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 7

Financial Highlights
DWS CROCI® International VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$7.47	$6.49	$7.72	$7.24	$7.35
Income (loss) from investment operations:
Net investment income[a]	.23	.24	.24	.21	.12
Net realized and unrealized gain (loss)	(.05 )	.97	(1.25)	.46	.00 *
Total from investment operations	.18	1.21	(1.01)	.67	.12
Less distributions from:
Net investment income	(.25 )	(.23 )	(.22 )	(.19 )	(.23 )
Net asset value, end of period	$7.40	$7.47	$6.49	$7.72	$7.24
Total Return (%)[b]	2.45	18.95	(13.19)	9.24	2.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	75	68	83	79
Ratio of expenses before expense reductions (%)[c]	.94	.95	.95	.93	.99
Ratio of expenses after expense reductions (%)[c]	.84	.86	.86	.87	.87
Ratio of net investment income (%)	3.00	3.40	3.58	2.76	1.88
Portfolio turnover rate (%)	60	69	62	66	67

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of three diversified funds: DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP; and one non-diversified fund: DWS Capital Growth VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS CROCI® International VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. Prior to June 17, 2024, the Fund offered two classes of shares (Class A shares and Class B shares). Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the Fund’s Board of Trustees approved the liquidation and termination of Class B shares, effective June 17, 2024. Class B shares were subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Fund's Class B shares. Class A shares, which continue to be offered by the Fund, are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 9

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.13% annualized effective rate as of December 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

10 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

As of December 31, 2024, the Fund had no securities on loan.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At December 31, 2024, the Fund had net tax basis capital loss carryforwards of $30,563,890, including short-term losses ($13,027,159) and long-term losses ($17,536,731), which may be applied against realized net taxable capital gains indefinitely.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities. Specific to foreign countries in which the Fund invests, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which the Fund invests.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and income related to restructuring of certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,149,024
Capital loss carryforwards	$(30,563,890)
Net unrealized appreciation (depreciation) on investments	$7,345,754
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $63,842,793. The net unrealized appreciation for all investments based on tax cost was $7,345,754. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $9,516,044 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,170,290.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 11

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$2,458,194	$2,374,685

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of investment securities (excluding short-term investments) aggregated $43,970,225 and $46,918,369, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.650%
Over $500 million of such net assets	.600%
Accordingly, for the year ended December 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2024 through September 30, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.84%
Class B	1.09%
Effective October 1, 2024 through September 30, 2025, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.82%.

12 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:
Class A	$71,695
Class B	215
$71,910
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $71,705, of which $5,922 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2024
Class A	$910	$150
Class B	57	—
	$967	$150
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trusts’ Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the period from January 1, 2024 through June 17, 2024 (Class B liquidation date), the Distribution Service Fee aggregated $358, all of which is paid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $875, of which $316 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2024, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 49%, 12% and 12%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 13

the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.
F.
Payments by Affiliates
During the year ended December 31, 2024, the Advisor agreed to reimburse the Fund $12,368 for losses incurred on trades executed incorrectly. The amount reimbursed was 0.02% of the Fund's average net assets.

14 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS CROCI® International VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI® International VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 15

Tax Information (Unaudited)
The Fund paid foreign taxes of $176,884 and earned $2,155,523 of foreign source income during the year ended December 31, 2024. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.22 per share as income earned from foreign sources for the year ended December 31, 2024.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

16 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS CROCI® International was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	36,542,331.243	2,643,636.131	0.000
Mary Schmid Daugherty	36,701,923.189	2,484,044.185	0.000
Keith R. Fox	36,189,796.836	2,996,170.538	0.000
Chad D. Perry	36,208,371.577	2,977,595.797	0.000
Rebecca W. Rimel	36,527,066.694	2,658,900.680	0.000
Catherine Schrand	36,669,266.416	2,516,700.958	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 17

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® International VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period, has performed equal to its benchmark for the one-year period and has underperformed its benchmark in the three-year period ended December 31, 2023.

18 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 19

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS1cint-BFE2024

20 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

VS1cint-NCSRA

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series I
DWS Global Small Cap VIP

Contents
3	Investment Portfolio
7	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
10	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Shareholder Meeting Results
18	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Investment Portfolioas of December 31, 2024

	Shares	Value ($)
Common Stocks 98.4%
Australia 2.0%
IPH Ltd.	121,166	376,927
Orora Ltd.	566,839	861,996
(Cost $1,596,412)		1,238,923
Canada 4.5%
ADENTRA, Inc.	5,567	143,798
Aecon Group, Inc.	24,038	455,191
Badger Infrastructure Solutions Ltd.	11,699	292,017
Bird Construction, Inc.	19,005	344,548
Crombie Real Estate Investment Trust (REIT)	16,122	148,159
Finning International, Inc.	21,934	581,214
Richelieu Hardware Ltd.	8,263	224,417
Russel Metals, Inc.	22,224	650,896
(Cost $2,814,993)		2,840,240
France 2.4%
Alten SA	4,851	396,532
Eiffage SA	9,419	826,017
Vallourec SACA*	16,583	281,796
(Cost $1,724,574)		1,504,345
Germany 1.7%
AIXTRON SE	31,515	493,796
Scout24 SE 144A	3,321	292,306
United Internet AG (Registered)	17,700	286,479
(Cost $1,202,813)		1,072,581
Hong Kong 0.7%
PCCW Ltd. (Cost $405,645)	723,000	421,105
Ireland 0.6%
Dalata Hotel Group PLC (Cost $346,243)	72,969	353,199
Israel 0.3%
Paz Retail And Energy Ltd. (Cost $165,081)	1,555	193,311
Italy 1.6%
Buzzi SpA (Cost $582,168)	26,750	986,522
Japan 6.1%
Autobacs Seven Co., Ltd.	21,700	202,368
BML, Inc.	9,400	172,911
EDION Corp.	45,900	522,061
Kaken Pharmaceutical Co. Ltd.	17,400	497,705
Kusuri no Aoki Holdings Co., Ltd.	8,774	181,064
NSD Co., Ltd.	12,800	273,304
Optorun Co., Ltd.	23,200	274,355
Sangetsu Corp.	15,100	286,348
Sawai Group Holdings Co., Ltd.	24,000	326,590
Systena Corp.	149,800	343,888
	Shares	Value ($)
TV Asahi Holdings Corp.	12,900	186,592
Zenkoku Hosho Co., Ltd.	15,600	548,706
(Cost $3,861,940)		3,815,892
Jersey 1.3%
Novocure Ltd.* (a) (Cost $523,878)	26,752	797,210
Korea 0.6%
Hite Jinro Co., Ltd. (Cost $455,048)	27,607	364,716
Portugal 0.4%
REN - Redes Energeticas Nacionais SGPS SA (Cost $273,810)	103,658	244,784
Puerto Rico 0.9%
Popular, Inc. (Cost $469,111)	6,236	586,558
Singapore 0.7%
Keppel Infrastructure Trust (Units) (Cost $424,478)	1,250,000	411,890
Sweden 1.1%
Cibus Nordic Real Estate AB publ	30,340	483,047
Xvivo Perfusion AB*	4,265	188,277
(Cost $484,805)		671,324
Switzerland 1.5%
Siegfried Holding AG (Registered) (Cost $689,977)	861	933,186
United Kingdom 7.1%
Clarkson PLC	8,027	396,623
Computacenter PLC	26,977	717,677
Drax Group PLC	105,298	854,503
Dunelm Group PLC	15,276	203,430
Genus PLC	11,893	230,625
Greggs PLC	20,613	718,797
Softcat PLC	14,518	276,543
TechnipFMC PLC (b)	35,501	1,027,399
(Cost $3,570,298)		4,425,597
United States 64.9%
ACM Research, Inc. "A"*	9,271	139,992
Adeia, Inc.	16,645	232,697
Affiliated Managers Group, Inc.	4,495	831,215
Alcoa Corp.	14,438	545,468
Ambarella, Inc.*	4,507	327,839
Americold Realty Trust, Inc. (REIT)	21,462	459,287
Apple Hospitality REIT, Inc. (REIT)	18,296	280,844
ArcBest Corp.	5,345	498,795
Armada Hoffler Properties, Inc. (REIT)	16,174	165,460
Ashland, Inc.	6,148	439,336
Aspen Aerogels, Inc.*	40,333	479,156
Atkore, Inc.	9,731	812,052
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 3

	Shares	Value ($)
Avis Budget Group, Inc.* (c)	2,940	236,993
Bank OZK	7,401	329,567
Benchmark Electronics, Inc.	21,886	993,624
Bridgebio Pharma, Inc.*	24,077	660,673
Builders FirstSource, Inc.*	4,248	607,167
C.H. Robinson Worldwide, Inc.	2,786	287,850
Carvana Co.*	4,042	821,981
Casey's General Stores, Inc.	3,093	1,225,539
Chord Energy Corp.	1,330	155,504
Clean Energy Fuels Corp.*	55,942	140,414
Clearway Energy, Inc. "A"	8,709	212,935
CNX Resources Corp.*	24,979	915,980
Curtiss-Wright Corp.	1,162	412,359
Ducommun, Inc.*	10,711	681,862
Easterly Government Properties, Inc. (REIT)	18,770	213,227
EastGroup Properties, Inc. (REIT)	2,146	344,412
EMCOR Group, Inc.	433	196,539
Enact Holdings, Inc.	17,515	567,136
Enphase Energy, Inc.*	4,825	331,381
Essent Group Ltd.	3,057	166,423
Essential Properties Realty Trust, Inc. (REIT)	7,490	234,287
Everus Construction Group, Inc.*	3,557	233,840
Exact Sciences Corp.*	14,285	802,674
Four Corners Property Trust, Inc. (REIT)	29,198	792,434
Fulgent Genetics, Inc.*	14,067	259,818
Healthpeak Properties, Inc. (REIT)	21,002	425,711
Hecla Mining Co.	84,587	415,322
Hillenbrand, Inc.	14,976	460,961
Jefferies Financial Group, Inc.	13,652	1,070,317
Kimco Realty Corp. (REIT)	13,483	315,907
Kite Realty Group Trust (REIT)	13,787	347,984
Kohl's Corp.	10,659	149,652
Ladder Capital Corp. (REIT)	22,361	250,220
Lamb Weston Holdings, Inc.	7,107	474,961
Lazard, Inc.	10,388	534,774
Lumentum Holdings, Inc.*	10,995	923,030
Madison Square Garden Sports Corp.*	4,259	961,171
MaxLinear, Inc.*	8,045	159,130
MDU Resources Group, Inc.	13,818	249,000
MGIC Investment Corp.	6,837	162,105
MicroStrategy, Inc. "A"*	2,930	848,587
Modine Manufacturing Co.*	8,552	991,433
National HealthCare Corp.	3,735	401,737
	Shares	Value ($)
NiSource, Inc.	8,179	300,660
Option Care Health, Inc.*	24,922	578,190
Premier, Inc. "A"	39,190	830,828
QuickLogic Corp.* (c)	19,695	222,554
Reinsurance Group of America, Inc.	3,926	838,711
Rush Enterprises, Inc. "A"	21,604	1,183,683
SentinelOne, Inc. "A"*	44,931	997,468
SiTime Corp.*	940	201,658
SkyWater Technology, Inc.*	16,120	222,456
SkyWest, Inc.*	11,951	1,196,654
SouthState Corp.	5,526	549,727
Spectrum Brands Holdings, Inc.	5,219	440,953
Stride, Inc.*	7,312	759,936
Synovus Financial Corp.	16,085	824,035
Taylor Morrison Home Corp.*	14,345	878,058
Thermon Group Holdings, Inc.*	22,936	659,869
TopBuild Corp.*	3,039	946,162
Trupanion, Inc.* (c)	10,831	522,054
Unum Group	8,571	625,940
Xponential Fitness, Inc. "A"*	14,372	193,303
YETI Holdings, Inc.*	15,393	592,784
Zions Bancorp. NA	13,128	712,194
(Cost $26,798,508)		40,456,639
Total Common Stocks (Cost $46,389,782)		61,318,022
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (d) (e) (Cost $598,650)	598,650	598,650
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 4.52% (d) (Cost $662,006)	662,006	662,006

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $47,650,438)	100.5	62,578,678
Other Assets and Liabilities, Net	(0.5)	(281,569)
Net Assets	100.0	62,297,109
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (d) (e)
522,836	75,814 (f)	—	—	—	44,290	—	598,650	598,650
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 4.52% (d)
685,087	11,252,000	11,275,081	—	—	34,807	—	662,006	662,006
1,207,923	11,327,814	11,275,081	—	—	79,097	—	1,260,656	1,260,656

*	Non-income producing security.
(a)	Listed on the NASDAQ Stock Market, Inc.
(b)	Listed on the New York Stock Exchange.
(c)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2024 amounted to $580,569, which is 0.9% of net assets.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2024.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 5

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,238,923	$—	$1,238,923
Canada	2,840,240	—	—	2,840,240
France	—	1,504,345	—	1,504,345
Germany	—	1,072,581	—	1,072,581
Hong Kong	—	421,105	—	421,105
Ireland	—	353,199	—	353,199
Israel	—	193,311	—	193,311
Italy	—	986,522	—	986,522
Japan	—	3,815,892	—	3,815,892
Jersey	797,210	—	—	797,210
Korea	—	364,716	—	364,716
Portugal	—	244,784	—	244,784
Puerto Rico	586,558	—	—	586,558
Singapore	—	411,890	—	411,890
Sweden	—	671,324	—	671,324
Switzerland	—	933,186	—	933,186
United Kingdom	1,027,399	3,398,198	—	4,425,597
United States	40,456,639	—	—	40,456,639
Short-Term Investments (a)	1,260,656	—	—	1,260,656
Total	$46,968,702	$15,609,976	$—	$62,578,678
During the period ended December 31, 2024, the amount of transfers between Level 2 and Level 3 was $306,163. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.Transfers between price levels are recognized at the beginning of the reporting period.

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $46,389,782) — including $580,569 of securities loaned	$61,318,022
Investment in DWS Government & Agency Securities Portfolio (cost $598,650)*	598,650
Investment in DWS Central Cash Management Government Fund (cost $662,006)	662,006
Cash	1
Foreign currency, at value (cost $28,051)	27,723
Receivable for investments sold	272,682
Receivable for Fund shares sold	18,863
Dividends receivable	62,033
Affiliated securities lending income receivable	2,086
Foreign taxes recoverable	51,916
Other assets	1,368
Total assets	63,015,350
Liabilities
Payable upon return of securities loaned	598,650
Payable for Fund shares redeemed	875
Accrued management fee	37,500
Accrued Trustees' fees	1,778
Other accrued expenses and payables	79,438
Total liabilities	718,241
Net assets, at value	$62,297,109
Net Assets Consist of
Distributable earnings (loss)	19,170,170
Paid-in capital	43,126,939
Net assets, at value	$62,297,109
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($62,297,109 ÷ 5,978,221 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.42

*	Represents collateral on securities loaned.
for the year ended December 31, 2024

Investment Income
Income:
Dividends (net of foreign taxes withheld of $69,791)	$1,154,067
Income distributions — DWS Central Cash Management Government Fund	34,807
Affiliated securities lending income	44,290
Total income	1,233,164
Expenses:
Management fee	514,677
Administration fee	62,405
Services to shareholders	1,469
Record keeping fee (Class B)	234 *
Distribution service fee (Class B)	1,884 *
Custodian fee	11,556
Audit fee	39,548
Legal fees	6,862
Tax fees	7,629
Reports to shareholders	27,395
Trustees' fees and expenses	4,792
Other	26,009
Total expenses before expense reductions	704,460
Expense reductions	(137,228)
Total expenses after expense reductions	567,232
Net investment income	665,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,826,767
Foreign currency	(18,310)
3,808,457
Change in net unrealized appreciation (depreciation) on:
Investments	(881,694)
Foreign currency	(4,142)
(885,836)
Net gain (loss)	2,922,621
Net increase (decrease) in net assets resulting from operations	$3,588,553

*	For the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 7

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024*	2023
Operations:
Net investment income	$665,932	$689,250
Net realized gain (loss)	3,808,457	2,732,848
Change in net unrealized appreciation (depreciation)	(885,836)	10,046,565
Net increase (decrease) in net assets resulting from operations	3,588,553	13,468,663
Distributions to shareholders:
Class A	(3,482,596)	(859,286)
Class B	(89,014)	(21,478)
Total distributions	(3,571,610)	(880,764)
Fund share transactions:
Class A
Proceeds from shares sold	1,733,248	1,613,243
Reinvestment of distributions	3,482,596	859,286
Payments for shares redeemed	(6,927,068)	(7,416,672)
Net increase (decrease) in net assets from Class A share transactions	(1,711,224)	(4,944,143)
Class B
Proceeds from shares sold	11,703	20,186
Reinvestment of distributions	89,014	21,478
Payments for shares redeemed	(1,739,957)	(306,882)
Net increase (decrease) in net assets from Class B share transactions	(1,639,240)	(265,218)
Increase (decrease) in net assets	(3,333,521)	7,378,538
Net assets at beginning of period	65,630,630	58,252,092
Net assets at end of period	$62,297,109	$65,630,630

Other Information
Class A
Shares outstanding at beginning of period	6,112,858	6,642,956
Shares sold	167,798	177,834
Shares issued to shareholders in reinvestment of distributions	362,393	98,429
Shares redeemed	(664,828)	(806,361)
Net increase (decrease) in Class A shares	(134,637)	(530,098)
Shares outstanding at end of period	5,978,221	6,112,858
Class B
Shares outstanding at beginning of period	174,583	203,753
Shares sold	1,192	2,349
Shares issued to shareholders in reinvestment of distributions	9,771	2,588
Shares redeemed	(185,546)	(34,107)
Net increase (decrease) in Class B shares	(174,583)	(29,170)
Shares outstanding at end of period	—	174,583

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Financial Highlights
DWS Global Small Cap VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$10.45	$8.52	$13.63	$11.90	$10.24
Income (loss) from investment operations:
Net investment income[a]	.11	.11	.11	.06	.04
Net realized and unrealized gain (loss)	.45	1.95	(3.19)	1.72	1.70
Total from investment operations	.56	2.06	(3.08)	1.78	1.74
Less distributions from:
Net investment income	(.15 )	(.08 )	(.06 )	(.05 )	(.08 )
Net realized gains	(.44 )	(.05 )	(1.97)	—	—
Total distributions	(.59 )	(.13 )	(2.03)	(.05 )	(.08 )
Net asset value, end of period	$10.42	$10.45	$8.52	$13.63	$11.90
Total Return (%)[b]	5.76	24.56	(24.05)	14.94	17.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	64	57	79	76
Ratio of expenses before expense reductions (%)[c]	1.09	1.09	1.10	1.05	1.10
Ratio of expenses after expense reductions (%)[c]	.88	.85	.80	.81	.81
Ratio of net investment income (%)	1.03	1.15	1.11	.43	.38
Portfolio turnover rate (%)	37	26	27	38	9

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 9

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of three diversified funds: DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP; and one non-diversified fund: DWS Capital Growth VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Global Small Cap VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. Prior to June 17, 2024, the Fund offered two classes of shares (Class A shares and Class B shares). Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the Fund’s Board of Trustees approved the liquidation and termination of Class B shares, effective June 17, 2024. Class B shares were subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Fund's Class B shares. Class A shares, which continue to be offered by the Fund, are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes

10 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.13% annualized effective rate as of December 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 11

As of December 31, 2024, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities. Specific to foreign countries in which the Fund invests, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which the Fund invests.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies and investments in limited partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$743,353
Undistributed long-term capital gains	$3,741,301
Net unrealized appreciation (depreciation) on investments	$14,688,722
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $47,889,956. The net unrealized appreciation for all investments based on tax cost was $14,688,722. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $18,456,137 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,767,415.

12 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$893,586	$529,108
Distributions from long-term capital gains	$2,678,024	$351,656

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of investment securities (excluding short-term investments) aggregated $23,488,604 and $29,916,934, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.
For the period from January 1, 2024 through September 30, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.87%
Class B	1.15%
Effective October 1, 2024 through September 30, 2025, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.86%.
For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:
Class A	$135,490
Class B	1,738
$137,228

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 13

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $62,405, of which $5,338 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2024
Class A	$722	$121
Class B	104	—
	$826	$121
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the period from January 1, 2024 through June 17, 2024 (Class B liquidation date), the Distribution Service Fee aggregated $1,884, all of which is paid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $875, of which $316 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2024, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 65%, 10% and 10%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.

14 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Global Small Cap VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Small Cap VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 15

Tax Information (Unaudited)
The Fund paid distributions of $0.44 per share from net long-term capital gains during its year ended December 31, 2024.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,141,000 as capital gain dividends for its year ended December 31, 2024.
For corporate shareholders, 37% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2024, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

16 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS Global Small Cap VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	36,542,331.243	2,643,636.131	0.000
Mary Schmid Daugherty	36,701,923.189	2,484,044.185	0.000
Keith R. Fox	36,189,796.836	2,996,170.538	0.000
Chad D. Perry	36,208,371.577	2,977,595.797	0.000
Rebecca W. Rimel	36,527,066.694	2,658,900.680	0.000
Catherine Schrand	36,669,266.416	2,516,700.958	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 17

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Small Cap VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2023.

18 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 19

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS1glosc-BFE2024

20 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

VS1glosc-NCSRA

(b) The Financial Highlights are included with the Financial Statements under Item 7(a).

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7(a)

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a)

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

Item 16.	Controls and Procedures.

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19.	Exhibits

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series I

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	2/18/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	2/18/2025

By:	/s/Diane Kenneally Diane Kenneally Principal Financial Officer

Date:	2/18/2025